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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                  FOR FURTHER INFORMATION:
MONDAY, MARCH 31, 2003                 David I. Vickers, Chief Financial Officer
                                       (440) 878-2941

                                       Gayle Vixler, Senior Vice President
                                       Corporate Communications, (440) 572-8848

          CERES GROUP COMPLETES SALE OF PYRAMID LIFE INSURANCE COMPANY

Cleveland, Ohio, March 31, 2003--Ceres Group, Inc. (NASDAQ: CERG) announced today that it has completed the sale of its Pyramid Life Insurance Company subsidiary to Pennsylvania Life Insurance Company, a subsidiary of Universal American Financial Corp. (NASDAQ: UHCO), for approximately $57.5 million in cash.

"This transaction is very positive for Ceres for several reasons," said Tom Kilian, president and chief executive officer of Ceres. "The majority of the proceeds will be used to significantly strengthen the statutory capital base of our Continental General Insurance Company subsidiary, giving us the opportunity to further expand our profitable senior brokerage operation. In addition, we will be using $10.0 million of the proceeds to repay a portion of our bank debt. Together, this increase in capital and reduction in debt will strengthen our balance sheet and substantially improve our overall financial position. Finally, the retention of most of Pyramid Life's former employees and its efficient administrative platform will allow us to expand operations economically, efficiently and competitively in the growing senior marketplace."

ABOUT CERES GROUP
Ceres Group, Inc., through its insurance subsidiaries, provides a wide array of health and life insurance products to approximately 358,000 insureds through two primary business segments. Ceres' Medical Segment includes major medical health insurance for individuals, associations and small businesses. The Senior Segment includes senior health, life and annuity products for Americans age 55 and over. To help control medical costs, Ceres also provides medical cost management services to its insureds. Ceres' nationwide distribution channels include approximately 36,000 agents and QQLink, its proprietary, patent pending electronic distribution system. For more information, visit www.ceresgp.com.

THIS NEWS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF THE COMPANY. FORWARD-LOOKING STATEMENTS ARE STATEMENTS OTHER THAN HISTORICAL INFORMATION OR STATEMENTS OF CURRENT CONDITION. IN LIGHT OF THE RISKS AND UNCERTAINTIES INHERENT IN ALL FUTURE PROJECTIONS, THE INCLUSION OF FORWARD-LOOKING STATEMENTS HEREIN SHOULD NOT BE REGARDED AS REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT THE OBJECTIVES OR PLANS OF THE COMPANY WILL BE ACHIEVED. MANY FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING,

AMONG OTHERS, FAILURE TO ACCURATELY PREDICT CLAIMS LIABILITIES, RISING HEALTHCARE COSTS, BUSINESS CONDITIONS AND COMPETITION IN THE HEALTHCARE INDUSTRY, DEVELOPMENTS IN HEALTHCARE REFORM AND OTHER REGULATORY ISSUES (INCLUDING FAILURE TO MEET STATUTORY CAPITAL REQUIREMENTS), ABILITY TO DEVELOP AND ADMINISTER COMPETITIVE PRODUCTS, PERFORMANCE OF OUR REINSURERS AND FAILURE TO COMPLY WITH FINANCIAL AND OTHER COVENANTS IN OUR LOAN AGREEMENTS, FAILURE TO SUCCESSFULLY IMPLEMENT THE BUSINESS PLANS FOR THE COMPANY AND ITS SUBSIDIARIES, AND THE OUTCOME OF THE COMPANY'S EFFORTS TO MEET ITS CAPITAL NEEDS. THIS REVIEW OF IMPORTANT FACTORS SHOULD NOT BE CONSTRUED AS

         CERES GROUP, INC. - 17800 Royalton Road - Cleveland, Ohio 44136
     (440) 572-2400 - (800) 643-2474 - Fax (440) 878-2959 - www.ceresgp.com



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EXHAUSTIVE. INVESTORS AND OTHERS SHOULD REFER TO CERES' FILINGS WITH THE
SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AND ITS QUARTERLY REPORTS ON FORM 10-Q AND OTHER PERIODIC FILINGS, FOR A DESCRIPTION OF THE FOREGOING AND OTHER FACTORS. CERES UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

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